                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               -------------

       Date of Report (Date of earliest event reported): November 2, 2000

                PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
          (Exact name of registration as specified in its charter)

           DELAWARE                 0-29092                54-1708481
(State or Other Jurisdiction of   (Commission             (IRS Employer
       Incorporation)             File Number)          Identification No.)

1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA          22102
    (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code:  (703) 902-2800

ITEMS 1-4. NOT APPLICABLE.

ITEM  5.

On November 2, 2000, Primus Telecommunications Group, Incorporated announced its financial results for the quarter ended September 30, 2000.

ITEMS 6.  NOT APPLICABLE.

ITEMS 7.  c) Exhibits

          Exhibit 99.1 Press Release dated November 2, 2000, issued by the Company.

ITEMS 8. NOT APPLICABLE.


                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIMUS TELECOMMUNICATIONS
                                     GROUP, INCORPORATED

                                   By: /s/ Neil L. Hazard
                                       --------------------------
                                       Neil L. Hazard
                                       Chief Financial officer



Date: November 3, 2000